COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into May 13, 2016 by and between Sapodilla Holdings. LLC, a Florida limited liability company, (hereinafter referred to as "Landlord"), and Omega FLK Property LLC, a Florida limited liability company, and the parent company Omega Commercial Finance Corporation the ("Guarantor") whose address is 501 Brickell Key Drive Suite 104 Miami, FL 33130 (hereinafter collectively referred to as "Tenant").

ARTICLE I - GRANT OF LEASE

Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed and observed by the Tenant, does hereby lease to the Tenant and the Tenant does hereby lease and take from the Landlord the property known as 7200 Aviation Blvd. Marathon, FL 33050. Property is comprised of 2.9 +/- acres of land, twenty-five (25) entitled transient motel rooms, pool and commons area, and dock within the property described in Exhibit "A" attached hereto and by reference made a part hereof (the "Leased Premises"), together with, as part of the parcel, all improvements located thereon.

ARTICLE II - LEASE TERM

The term of this Lease shall begin on May 13, 2016 (the "Commencement Date") and shall terminate on May 8, 2021.

ARTICLE III - EXTENSIONS

The Tenant may elect to extend this lease for one additional five (5) year term upon written notice signed by Tenant and the same terms and conditions set forth herein except monthly rent shall increase to $40,000.00 a month for May 13, 2021 through May 12, 2022 and further increase in the amount of $3500.00 a month each additional year thereafter until termination on May 8, 2026.

ARTICLE IV - DETERMINATION OF RENT

The Tenant agrees to pay the Landlord and the Landlord agrees to accept, during the term hereof, at such place as the Landlord shall from time to time direct by notice to the Tenant, base rent at the following rates and times:

Section 1. Base rent for May 1, 2016 through December 31, 2016 shall be $200,000 (first month shall be pro-rated for the closing date) plus applicable sales tax. Annual base rent for January 1, 2017 through December 31, 2017 shall be $360,000.00 plus applicable sales tax. Annual base rent for January 1, 2018 through May 12, 2021 shall be $1,400,000 plus applicable sales tax. Total base rent for the term of the Lease shall be one million nine hundred sixty thousand dollars ($1,960,00.00), plus applicable sales tax.

C.D.

Section 2. Payment of Yearly Base Rent. The annual base rent shall be payable in advance in equal monthly installments of the total annual base rent which shall be twenty five thousand dollars ($25,000.00) on the first day of each and every calendar month for the months of May through December 2016; thirty thousand dollars ($30,000.00) on the first day of each and every calendar month for the months of January through December 2017; thirty five thousand dollars ($35,000.00) on the first day of each and every calendar month for the months of January through December 2018; thirty five thousand dollars ($35,000.00) on the first day of each and every calendar month for the months of January through December 2019; thirty five thousand dollars ($35,000.00) on the first day of each and every calendar month for the months of January through May 8, 2021; together with applicable sales tax thereon at the rate of 7.5%, or such rate as from time to time may be established. All base rents plus applicable sales tax shall be paid in full without deduction or offset, at such place or places as may be designated by Landlord. Reference to yearly rent hereunder shall not be implied or construed to the effect that this Lease or the obligation to pay base rent hereunder is from year to year, or for any term shorter than the existing Lease term, plus any extensions as may be agreed upon.

A late fee in the amount five (5%) percent of the amount due will be shall be assessed if payment is not received by Landlord on or before the tenth day of each month. An additional late charge of fifty dollars ($50.00) per day shall be added to such delinquent monthly installment for each day thereafter that rent remains unpaid, until the delinquent installment and all late charges have been paid in full. Tenant agrees to pay Landlord the amount of $45.00 for any check returned for insufficient funds, and any late fees or insufficient funds check charges as described herein shall be deemed to be additional rent.

Upon the execution and commencement of the Lease, Tenant shall receive from Landlord the current and existing deposits held by Landlord as well as all the prorated rental income received for that given month.

ARTICLE V - SECURITY DEPOSIT & CORPORATE GUARANTEE

Section 1 The Security Deposit. The Tenant has deposited directly with the Landlord, the sum of eighty thousand dollars ($80,000) as a security deposit comprised of two months equivalent rent and 1-year of estimated taxes, that includes City wastewater assessment, for the full and faithful performance by the Tenant of all the terms of this lease required to be performed by the Tenant. Such sum shall be returned to the Tenant after the expiration of this lease, provided the Tenant has fully and faithfully carried out all of its terms. In the event of a bona fide sale of the property of which the leased premises are a part, the Landlord shall have the right to transfer the security to the purchaser to be held under the terms of this lease, and the Landlord shall be released from all liability for the return of such security to the Tenant. If Tenant is in default under any terms of this Lease, including but not limited to, failure or late to pay taxes, insurances, or rent, the security deposit shall be used by Landlord to make up any delinquent payment without waiver of any other rights of Landlord hereunder. If Landlord needs to use the security deposit to pay payments in default of the Tenant, Tenant shall within three (3) days replenish the total amount to a balance of eighty thousand dollars ($80,000) so that the deposit shall always remain in the amount of eighty thousand dollars ($80,000).

Section 2 The Guarantor. The undersigned, Omega Commercial Finance Corporation (the "Guarantor") a Wyoming corporation and parent company to the ("Tenant"), jointly and severally, do hereby guarantee the lease and performance of that certain Lease Agreement.

ARTICLE VI - TAXES

Section 1. Personal Property Taxes. The Tenant shall be liable for all taxes levied against any leasehold interest of the Tenant or personal property and trade fixtures owned, leased or placed by the Tenant in the Leased Premises.

Section 2. Real Estate Taxes/Property Taxes. During the term of this lease Landlord shall deliver to Tenant the bill for any real estate taxes, property taxes, and/or assessments against the Leased Property. The parties agree the property taxes are associated only with the Leased Premises defined herein as: 7200 Aviation Blvd. Marathon, FL 33036, and comprised of twenty-five (25) entitled transient motel rooms, pool and commons area, and dock and shall be due and paid by the Tenant to the Landlord before December 31 in the year they are first assessed even though they may not be deemed late until March of the following year. As for any tax assessments associated with the Leased Premises, the Tenant shall pay to Landlord when due. All real estate taxes, property taxes, and tax assessments applicable to the Leased Premises, together with any interest and penalties lawfully imposed thereon as a result of Tenant's late payment thereof, which shall be levied upon the Leased Premises during the term of this Lease are the obligation of the Tenant and may be made from the security deposit at Landlord's sole discretion if such obligations are not timely paid by the Tenant. If Tenant shall in good faith desire to contest the validity or amount of any tax, assessment, levy, or other governmental charge herein agreed to be paid by Tenant, Tenant shall be permitted to do so, and to defer the payment of such tax or charge, the validity or amount of which Tenant is so contesting, until final determination of the contest, by giving to Landlord written notice thereof prior to the commencement of any such contest, which shall be at least thirty (30) days prior to delinquency, and on protecting Landlord on demand by full payment in escrow or a good and sufficient surety bond against any such tax, levy, assessment, rate, or governmental charge, and from any costs, liability, or damage arising out of any such contest.

Section 3. Payment of Ordinary Assessments. The Tenant shall pay all assessments, ordinary and extraordinary, attributable to or against the Leased Premises when due. The Tenant may take the benefit of any law allowing assessments to be paid in installments and in such event the Tenant shall only be liable for such installments of assessments due during the term hereof.

Section 4. Changes in Method of Taxation. Landlord and Tenant further agree that if at any time during the term of this Lease, the present method of taxation or assessment of real estate shall be changed so that the whole or any part of the real estate taxes, assessment or governmental impositions now levied, assessed or imposed on the Leased Premises shall, in lieu thereof, be assessed, levied, or imposed wholly or in part, as a capital levy or otherwise upon the rents reserved herein or any part thereof, or as a tax, corporation franchise tax, assessment, levy or charge, or any part thereof, measured by or based, in whole or in part, upon the Leased Premises or on the rents derived therefrom and imposed upon the Landlord, then the Tenant shall pay all such taxes, assessments, levies, impositions, or charges.

ARTICLE VII - CONSTRUCTION AND COMPLETION

Section 1. Improvements by TENANT. Tenant may have prepared plans and specifications for the construction of improvements at its sole discretion, and, if so, such plans and specifications must be reviewed and approved by Landlord. Tenant shall obtain all certificates, permits, licenses and other authorizations of governmental bodies or authorities which are necessary to permit the construction of the improvements on the premises and shall keep the same in full force and effect at Tenant's cost.

Tenant shall negotiate, let and supervise all contracts for the furnishing of services, labor, and materials for the construction of the improvements on the premises at its cost. All such contracts shall require the contracting party to guarantee performance and all workmanship and materials installed by it for a period of one year following the date of completion of construction. Tenant shall cause all contracts to be fully and completely performed in a good and workmanlike manner, all to the effect that the improvements shall be fully and completely constructed and installed in accordance with good engineering and construction practice.

During the course of construction, Tenant shall, at its cost, keep in full force and effect a policy of builder's risk and liability insurance in a sum equal, from time to time, to three times the amount expended for construction of the improvements. All risk of loss or damage to the improvements during the course of construction shall be on Tenant with the proceeds from insurance thereon payable to Landlord.

Upon completion of construction, Tenant shall, at its cost, obtain any permits or licenses necessary for the occupancy of the improvements and the operation of the same as set out herein and shall keep the same in force. No monies spent on improvements will offset any payment due hereunder. No monies spent on improvements will be refunded by Landlord. All improvements remain with the Leased Premises as property of the Landlord upon the termination of this Lease.

Nothing herein shall alter the intent of the parties that Tenant shall be fully and completely responsible for all aspects pertaining to the construction of the improvements of the premises and for the payment of all costs associated therewith. Landlord shall be under no duty to investigate or verify Tenant's compliance with the provision herein. Moreover, neither Tenant nor any third party may construe the permission granted Tenant hereunder to create any responsibility on the part of the Landlord to pay for any improvements, alterations or repairs occasioned by the Tenant. Tenant shall have no authority or power, express or implied, to create or cause any liens, mechanic's or materialmen's lien, charge or encumbrance of any kind against the Leased Premises or any portion thereof or any property of the Landlord. The Landlord shall not be subject to any liens for improvements made by the Tenant or the Tenant's agents. Tenant agrees to join Landlord in the execution of a memorandum to be recorded in the public records for the purposes of giving constructive notice of this provision. Prior to the commencement of any construction work on the Leased Premises, Tenant agrees to deliver a copy of this paragraph to any and all contractors, materialmen, or laborers that may perform work on the Leased Premises. The Tenant shall keep the property free and clear of all liens and, should the Tenant fail to do so, or to have any liens removed from the property within fourteen (14) days of notification to do so by the Landlord, in addition to all other remedies available to the Landlord, the Tenant shall

indemnify and hold the Landlord harmless for all costs and expenses, including attorney's fees, occasioned by the Landlord in having said lien removed from the property; and, such costs and expenses shall be billed to the Tenant monthly and shall be payable by the Tenant with that month's regular monthly rental as additional reimbursable expenses to the Landlord by the Tenant. Any claim to a lien or encumbrance upon the Leased Premises or property arising in connection with any Tenant's work shall be null and void.

Section 2. Utilities. Tenant shall pay for all water, sanitation, sewer, electricity, light, heat, gas, power, fuel, janitorial, and other services incident to Tenant's use of the Leased Premises only, whether or not the cost thereof be a charge or imposition against the Leased Premises. Tenant shall change and/or open all utilities accounts for only the Leased Premises in Tenant's name within ten (10) days of the Commencement Date.

ARTICLE VIII - OBLIGATIONS FOR REPAIRS

Section 1. LANDLORD'S Repairs. Tenant has performed their due diligence and inspected the Leased Premises. Tenant accepts the Leased Premises "as is". Landlord has no obligation to improve the Leased Premises or repair any structure on the Leased Premises. Tenant shall not be responsible for any underground damage or repair on the Leased Premises not caused by Tenant neglect or fault of Tenant. However Tenant shall be responsible for any such damage caused to all building structures on Leased Premises including but not limited to walls and roofs.

Section 2. TENANT'S Repairs. The Tenant shall repair and maintain the Leased Premises in good order and condition, except for reasonable wear and tear.

Section 3. Requirements of the Law. The Tenant agrees that if any federal, state or municipal government or any department or division thereof shall condemn the Leased Premises or any part thereof as not in conformity with the laws and regulations solely relating to any new construction performed by Tenant thereof after the commencement date; and such federal, state or municipal government or any other department or division thereof, has ordered or required, or shall hereafter order or require, any alterations or repairs thereof or installations and repairs as may be necessary to comply with such laws, orders or requirements; and if by reason of such laws the Tenant is deprived of the use of the Leased Premises, the rent shall not be abated or adjusted, and the Tenant shall be obligated to make such repairs, alterations or modifications at Tenant's expense.

Section 4. TENANT'S Alterations. The Tenant shall have the right, at its sole expense, from time to time, to redecorate the Leased Premises and to make such non-structural alterations and changes in such parts thereof as the Tenant shall deem expedient or necessary for its purposes; provided, however, that such alterations and changes shall neither impair the structural soundness nor diminish the value of the Leased Premises. The Tenant may make structural alterations and additions to the Leased Premises provided that Tenant has first obtained the consent of the Landlord in writing. The Landlord agrees that it shall not withhold such consent unreasonably. The Landlord shall execute and deliver upon the request of the Tenant such instrument or instruments embodying the approval of the Landlord which may be required by the public or quasi public authority for the purpose of obtaining any licenses or permits for the

making of such alterations, changes and/or installations in, to or upon the Leased Premises and the Tenant agrees to pay for such licenses or permits. Any and all such rebuilding, altering, installing and repairing shall be done in accordance with Plans and Specifications approved by the Landlord, which approval shall not be unreasonably withheld.

Section 5. Permits and Expenses. Each party agrees that it will cooperate in procuring all necessary permits for making any agreed repairs, alterations, or other improvements for installations, when applicable. Tenant shall give written notice to Landlord of any repairs required and Tenant agrees promptly to commence such repairs and to prosecute the same to completion diligently.

Tenant agrees to pay promptly when due the entire cost of any work done by it upon the Leased Premises so that the Leased Premises at all times shall be free of liens for labor and materials. Tenant further agrees to hold harmless and indemnify Landlord from and against any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work by such party or its employees, agents or contractors. Tenant further agrees that in doing such work that it will employ materials of good quality and comply with all governmental requirements, and perform such work in a good and workmanlike manner.

ARTICLE IX - TENANT'S COVENANTS

Section 1. TENANT's Covenants. Tenant covenants and agrees as follows:

a. To procure any licenses and permits required for any use made of the Leased Premises by Tenant, and upon the expiration or termination of this Lease, to remove its goods and effects and those of all persons claiming under it, and to yield up peaceably to Landlord the Leased Premises in good order, repair and condition in all respects; excepting only damage by fire and casualty covered by Tenant's insurance coverage, structural repairs (unless Tenant is obligated to make such repairs hereunder) and reasonable wear and tear;

b. To permit Landlord and its agents to examine the Leased Premises at reasonable times and to show the Leased Premises to prospective purchasers of the Building and to provide Landlord, if not already available, with a set of keys for the purpose of said examination, provided that Landlord shall not thereby unreasonably interfere with the conduct of Tenant's business;

c. To permit Landlord to enter the Leased Premises to inspect such repairs, improvements, alterations or additions thereto as may be required under the provisions of this Lease.

ARTICLE X - INDEMNITY BY TENANT

Section 1. Indemnity and Public Liability. The Tenant shall hold Landlord harmless and indemnify Landlord from all injury, loss, claims or damage to any person or property while on the Leased Premises, unless caused by the willful acts or omissions or gross negligence of Landlord, its employees, agents, licensees or contractors. Tenant shall maintain, with respect to the Leased Premises, public liability insurance with limits of not less than one million dollars for injury or death from one accident and $250,000.00 property damage insurance, insuring

Landlord and Tenant against injury to persons or damage to property on or about the Leased Premises. A copy of the policy or a certificate of insurance shall be delivered to Landlord on or before the commencement date and no such policy shall be cancellable without ten (10) days prior written notice to Landlord.

ARTICLE XI - USE OF PROPERTY BY TENANT

Section 1. Use. The Leased Premises may be occupied and used by Tenant exclusively as a marina and related motel property to be known as a hospitality destination serving those patrons within the hospitality motel market. The Leased Premises shall be used to serve such paying patrons at a daily rate of whom are charged for Tenant providing said services as described herein. Charged services and rentals provided by Tenant may also include recreational and social activities intended to enhance the experience of staying at the Leased Premises targeting the hospitality market segment. However, any additional charged services and charged activities described herein must be pre-approved by Landlord prior to Tenant marketing or facilitating such services.

Nothing herein shall give Tenant the right to use the property for any other purpose or to sublease, assign, or license the use of the property to any sublessee, assignee, or licensee, which or who shall use the property for any other use without written consent of the Landlord.

ARTICLE XII - SIGNAGE

Section 1. Exterior Signs. Tenant shall have the right, at its sole risk and expense and in conformity with applicable laws and ordinances, to erect and thereafter, to repair or replace, if it shall so elect signs on any portion of the Leased Premises, providing that Tenant shall remove any such signs upon termination of this lease, and repair all damage occasioned thereby to the Leased Premises.

Section 2. Interior Signs. Tenant shall have the right, at its sole risk and expense and in conformity with applicable laws and ordinances, to erect, maintain, place and install its usual and customary signs and fixtures in the interior of the Leased Premises.

ARTICLE XIII - INSURANCE

Section 1. Insurance Coverage.

a. Insurance coverage of Lease Premises. Tenant shall, at all times during the term of this lease, be responsible for the payment of all of Landlord's premiums for insurance policies presently in place and insuring only the Leased Premises against loss or damage by fire and the extended coverage hazards, including windstorm and flood insurance policies, for one hundred per cent (100%) of the full replacement value of the leasehold improvements for the Leased Premises only. Tenant shall reimburse Landlord for any insurance premium prepaid covering the Lease Premises only and remaining balances therefore directly to Landlord upon date of execution of this Lease.

b. Insurance coverage of fixtures. At all times during the term of this lease, Tenant shall, at its expense, keep all trade fixtures and equipment that may be in the Leased Premises from time to time, insured against loss or damage by fire and the extended coverage hazards for an amount, that, in Landlord's judgment, will insure the ability of Tenant to replace such trade fixtures, equipment and merchandise.

c. Personal injury liability insurance. Tenant shall, at its expense, maintain, in effect throughout the term of this lease, personal injury liability insurance covering the Leased Premises and its appurtenances and fronting thereon, including the area used for pedestrians or vehicular travel entering or leaving the premises, in the amount of One Million Dollars ($1,000,000.00) for injury to or death of any one person, and One Million Dollars ($1,000,000.00) for injury to or death of any number of persons in one occurrence, and property damage liability insurance in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00). Such insurance shall specifically insure Tenant against all liability assumed by it hereunder, as well as liability imposed by law, and shall insure both Tenant and Landlord but shall be so endorsed as to create the same liability on the part of the insurer as though separate policies had been written for Tenant and Landlord.

d. Lessor's right to pay premiums on behalf of lessee. All of the policies of insurance referred to in this section shall be written in form and by insurance companies satisfactory to Landlord. Tenant shall only pay for the premiums covering the Leased Premises therefore and deliver such policies, or certified copies thereof, including all endorsements and amendments thereof, to Landlord, and in the event of the failure of lessee either to effect such insurance in the names herein called for within ten (10) days after the commencement of this lease term and thereafter at least thirty (30) days prior to the expiration of any policy, or to pay the premiums therefore when required, or to deliver such policies or certificates thereof to Landlord at least thirty (30) days before they become effective, Landlord shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefore, which premiums shall be repayable to Landlord with the next installment of rent, and failure to repay the same shall carry with it the same consequences as failure to pay any installment of rent. Each insurer mentioned herein shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Landlord, that it will give Landlord thirty (30) days' written notice by registered mail before the policy or policies in question shall be altered or canceled. Landlord shall not unreasonably withhold its approval as to the form of the policies of insurance or insurance companies.

Section 2. Insurance Proceeds. In the event of any damage to or destruction of the Leased Premises, Tenant shall adjust the loss and settle all claims with the insurance companies issuing such policies. The parties hereto do irrevocably assign the proceeds from such insurance policies for the purposes hereinafter stated to Landlord and Tenant jointly. All proceeds of said insurance shall be paid into a trust fund under the control of Landlord and Tenant jointly, to be used for repair, restoration, rebuilding or replacement, or any combination thereof, of the Leased Premises or of the improvements in the Leased Premises. In case of such damage or destruction, Landlord with written notice made to Tenant, shall be entitled to make withdrawals from such trust fund, from time to time, upon presentation of:

a. bills for labor and materials expended in repair, restoration, rebuilding or replacement, or any combination thereof;

b. Landlord's sworn statement that such labor and materials for which payment is being made have been furnished or delivered on site; and

c. the certificate of a supervising architect (selected by Landlord and Tenant and approved by an institutional first mortgagee, if any, whose fees will be paid out of said insurance proceeds) certifying that the work being paid for has been completed in accordance with the Plans and Specifications previously approved by Landlord, Tenant and any institutional first mortgagee in a first class, good and workmanlike manner and in accordance with all pertinent governmental requirements.

Any insurance proceeds in excess of such proceeds as shall be necessary for such repair, restoration, rebuilding, replacement or any combination thereof shall be the property of both the Landlord and the Tenant and equally shared subject therein to any rights of Landlords Mortgagee, and if the proceeds necessary for such repair, restoration, rebuilding or replacement, or any combination thereof shall be inadequate to pay the cost thereof, Tenant shall suffer the deficiency.

Section 3. Subrogation. Landlord and Tenant hereby release each other, to the extent of the insurance coverage provided hereunder, from any and all liability or responsibility (to the other or anyone claiming through or under the other by way of subrogation or otherwise) for any loss to or damage of property covered by the fire and extended coverage insurance policies insuring the Leased Premises and any of Tenant's property, even if such loss or damage shall have been caused by the fault or negligence of the other party.

Section 4. Contribution. Tenant shall reimburse Landlord for all insurance premiums connected with or applicable to the Leased Premises for whatever insurance policy the Landlord and/or any mortgage holder may require, and should select. Tenant shall have the right to request multiple quotes from various carriers for a new policy prior to execution by Landlord and both shall mutually agree on selecting such carrier.

ARTICLE XIV - CONDEMNATION

Section 1. Total Taking. If, after the execution of this Lease and prior to the expiration of the term hereof, the whole of the Leased Premises shall be taken under power of eminent domain by any public or private authority, or conveyed by Landlord to said authority in lieu of such taking, then this Lease and the term hereof shall cease and terminate as of the date when possession of the Leased Premises shall be taken by the taking authority and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

Section 2. Partial Taking. If, after the execution of this Lease and prior to the expiration of the term hereof, any public or private authority shall, under the power of eminent domain, take, or Landlord shall convey to said authority in lieu of such taking, property which results in a reduction by fifteen (15%) percent or more of the area in the Leased Premises, or of a portion of

the Leased Premises that substantially interrupts or substantially obstructs the conducting of business on the Leased Premises; then Tenant may, at its election, terminate this Lease by giving Landlord notice of the exercise of Tenant's election within thirty (30) days after Tenant shall receive notice of such taking. In the event of termination by Tenant under the provisions of Section 1 of this Article XV, this Lease and the term hereof shall cease and terminate as of the date when possession shall be taken by the appropriate authority of that portion of the Entire Property that results in one of the above takings, and any unearned rent or other charges, if any, paid in advance by Tenant shall be refunded to Tenant.

Section 3. Restoration. In the event of a taking in respect of which Tenant shall not have the right to elect to terminate this Lease or, having such right, shall not elect to terminate this Lease, this Lease and the term thereof shall continue in full force and effect and Tenant, at Tenant's sole cost and expense, forthwith shall restore the remaining portions of the Leased Premises, including any and all improvements made theretofore to an architectural whole in substantially the same condition that the same were in prior to such taking. A just proportion of the rent reserved herein and any other charges payable by Tenant hereunder, according to the nature and extent of the injury to the Leased Premises and to Tenant's business, shall be suspended or abated until the completion of such restoration and thereafter the rent and any other charges shall be reduced in proportion to the square footage of the Leased Premises remaining after such taking.

Section 4. The Award. All compensation awarded for any taking, whether for the whole or a portion of the Leased Premises, shall be the sole property of the Landlord whether such compensation shall be awarded for diminution in the value of, or loss of, the leasehold or for diminution in the value of, or loss of, the fee in the Leased Premises, or otherwise. The Tenant hereby assigns to Landlord all of Tenant's right and title to and interest in any and all such compensation. However, the Landlord shall not be entitled to and Tenant shall have the sole right to make its independent claim for and retain any portion of any award made by the appropriating authority directly to Tenant for loss of business, or to any other award made by the appropriating authority directly to Tenant.

Section 5. Release. In the event of any termination of this Lease as the result of the provisions of this Article XV, the parties, effective as of such termination, shall be released, each to the other, from all liability and obligations thereafter arising under this lease.

ARTICLE XV - DEFAULT

Section 1. LANDLORD'S Remedies. In the event that:

a. Tenant shall be in default in the payment of rent or other charges herein required to be paid by Tenant (default herein being defined as payment received by Landlord ten or more days subsequent to the due date); or

b. Tenant has caused a lien to be filed against the Landlord's property and said lien is not removed within thirty (30) days of recordation thereof; or

c. Tenant shall default in the observance or performance of any of the covenants and agreements required to be performed and observed by Tenant hereunder for a period of thirty (30) days after notice to Tenant in writing of such default (or if such default shall reasonably take more than thirty (30) days to cure, Tenant shall not have commenced the same within the thirty (30) days and diligently prosecuted the same to completion); or

d. Sixty (60) days have elapsed after the commencement of any proceeding by or against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future Federal Bankruptcy Act or any other present or future applicable federal, state or other statute or law, whereby such proceeding shall not have been dismissed (provided, however, that the non-dismissal of any such proceeding shall not be a default hereunder so long as all of Tenant's covenants and obligations hereunder are being performed by or on behalf of Tenant); then Landlord shall be entitled to its election (unless Tenant shall cure such default prior to such election), to exercise concurrently or successively, any one or more of the following rights:

i. Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

ii. Terminate this Lease as provided herein and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (a) all rents, taxes, insurance premiums, and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date herein before set for the expiration of the full term hereby granted, over (b) the aggregate reasonable rental value of the Premises for the same period, all of which excess sum shall be deemed immediately due and payable; or

iii. Without terminating this Lease, declare immediately due and payable all rents, taxes, insurance premiums, and all other sums and amounts due and coming due under this Lease for the entire remaining term hereof, together with all other unpaid amounts previously due, at once; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said term. Upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants, and subtenants on account of said Premises during the term of this Lease, provided that the monies to which tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence less all costs, expenses and attorney's fees of Landlord incurred in connection with the reletting of the Premises; or

E.P

iv. Without terminating this Lease, and with or without notice to Tenant but with just cause, Landlord may in its own name but as agent for Tenant enter into and upon and take possession of the Premises or any part thereof, and, at landlord's option, remove persons and property therefrom, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may rent the Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. Landlord shall in no way be responsible or liable for any rental concessions or any failure to rent the Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than any rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorney's fees and costs of alterations and repairs; third, to the payment of rent and other charges then due and unpaid hereunder; and the residue, if any shall be held by Landlord to the extent of and for application in payment of future rent as the same may become due and payable hereunder. In reletting the Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly. No such reletting shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election has been given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

v. Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, whether Landlord is obligated to furnish or render the same, so long as Tenant is in default under this Lease; or

vi. Landlord shall not intentionally allow the Premises to remain unoccupied and collect rent from Tenant as it comes due; However if the Premises remains unoccupied beyond the control of Landlord, Landlord shall be entitled to collect rent from Tenant as it comes due.

vii. Foreclose the security interest described herein, including the immediate taking of possession of all property on or in the Premises; or

viii. Pursue such other remedies as are available at law or equity.

For clarity, Landlord remedies (i -viii) may apply to any of defaults (a-d).

e. Landlord's pursuit of any remedy of remedies, including without limitation, any one or more of the remedies stated herein shall not (1) constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Lease or any other remedy or remedies

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provided by law or in equity, separately or concurrently or in any combination, or (2) serve as the basis for any claim of constructive eviction, or allow Tenant to withhold any payments under this Lease.

Section 2. LANDLORD'S Self Help. If in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed and shall not cure such default within thirty (30) days after notice from Landlord specifying the default (or if such default shall reasonably take more than thirty (30) days to cure, shall diligently prosecuted the same to completion), Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant and Tenant agrees to reimburse Landlord therefor and save Landlord harmless therefrom. Provided, however, that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period, without notice to Tenant if any emergency situation exists, or after notice to Tenant, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the Leased Premises or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due and shall for all purposes be deemed and treated as rent hereunder.

ARTICLE XVI - TITLE

Section 1. Subordination. Tenant agrees that if the mortgagee or any person claiming under the mortgagee shall succeed to the interest of Landlord in this Lease, Tenant will recognize said mortgagee or person as its Landlord under the terms of this Lease, provided that said mortgagee or person for the period during which said mortgagee or person respectively shall be in possession of the Leased Premises and thereafter their respective successors in interest shall assume all of the obligations of Landlord hereunder. The word "mortgage", as used herein includes mortgages, deeds of trust or other similar instruments, and modifications, and extensions thereof. The term "institutional mortgage" as used in this Article XVI means a mortgage securing a loan from a bank (commercial or savings) or trust company, insurance company or pension trust or any other lender institutional in nature and constituting a lien upon the Leased Premises.

Section 2. Quiet Enjoyment. Landlord covenants and agrees that upon Tenant paying the rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, that Tenant may peaceably and quietly have, hold, occupy and enjoy the Leased Premises in accordance with the terms of this Lease without hindrance or molestation from Landlord or any persons lawfully claiming through Landlord.

Section 3. Zoning and Good Title. Landlord warrants and represents, upon which warranty and representation Tenant has relied in the execution of this Lease, that Landlord is the owner of the Leased Premises, in fee simple absolute, free and clear of all encumbrances, except for the easements, covenants and restrictions of record as of the date of this Lease.

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Section 4. Licenses. It shall be the Tenant's responsibility to obtain any and all necessary licenses only as it relates to the Leased Premises and the Landlord shall bear no responsibility therefore

ARTICLE XVII - EXTENSIONS/WAIVERS/DISPUTES

Section 1. Extension Period. Any extension hereof shall be subject to the provisions of Article III hereof.

Section 2. Holding Over. In the event that Tenant or anyone claiming under Tenant shall continue occupancy of the Leased Premises after the expiration of the term of this Lease or any renewal or extension thereof without any agreement in writing between Landlord and Tenant with respect thereto, such occupancy shall not be deemed to extend or renew the term of the Lease, but such occupancy shall continue as a tenancy at will, from month to month, upon the covenants, provisions and conditions herein contained. The rental shall be the rental in effect during the term of this Lease as extended or renewed, prorated and payable for the period of such occupancy.

Section 3. Waivers. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other, and no one of them, whether exercised by said party or not, shall be deemed to be an exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

Section 4. Disputes. It is agreed that, if at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of the said party to institute suit for the recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease. If at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the costs thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance and shall survive the right on the part of the said party to institute suit for the recovery of the costs of such work. If it shall be adjudged that there was no legal obligation on the part of the said party to perform the same or any part thereof, said party

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shall be entitled to recover the costs of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease and the amount so paid by Tenant may be withheld or deducted by Tenant from any rents herein reserved.

Section 5. TENANT'S Right to cure LANDLORD'S Default. In the event that Landlord shall fail, refuse or neglect to pay any mortgages, liens or encumbrances, the judicial sale of which might affect the interest of Tenant hereunder, or shall fail, refuse or neglect to pay any interest due or payable on any such mortgage, lien or encumbrance, Tenant may pay said mortgages, liens or encumbrances, or interest or perform said conditions and charge to Landlord the amount so paid and withhold and deduct from any rents herein reserved such amounts so paid, and any excess over and above the amounts of said rents shall be paid by Landlord to Tenant.

Section 6. Notices. All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by certified mail, return receipt requested, postage prepaid, and any such notice or other communication shall be deemed to have been given when received by the party to whom such notice or other communication shall be addressed. If intended for Landlord the same will be mailed to the address herein above set forth or such other address as Landlord may hereafter designate by notice to Tenant, and if intended for Tenant, the same shall be mailed to Tenant at the address herein above set forth, or such other address or addresses as Tenant may hereafter designate by notice to Landlord.

ARTICLE XVIII - PROPERTY INSPECTION & DAMAGE

Section 1. Property Walk Through. Tenant shall have the right to inspect the entire property being leased prior to the signing of this Lease Agreement. Landlord shall grant Tenant such access to premises and each party shall mutually agree to such time of inspection that allows for a minimum of 8 hours to inspect the property.

Section 2. Loss and Damage. Notwithstanding any contrary provisions of this Lease, Landlord shall not be responsible for any loss of or damage to property of Tenant or of others located on the Leased Premises, except where caused by the willful act or omission or negligence of Landlord, or Landlord's agents, employees or contractors.

Section 3. Force Majeure. In the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act other than Tenant's obligation to make payments of rent, additional rent, and other charges required hereunder, by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond control of either party.

ARTICLE XIX - MISCELLANEOUS

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Section 1. Assignment and Subletting. Under the terms and conditions hereunder, Tenant shall not have the right to transfer and assign this lease or to sublet all or any portion of the Leased Premises without written consent of the Landlord which may be withheld in Landlords sole discretion.

Section 2. Fixtures. Unless Tenant is in Default under any obligation of this Lease, all personal property, furnishings and equipment presently and all other trade fixtures installed in or hereafter by or at the expense of Tenant, exclusive of structural, mechanical, electrical, and plumbing, affixed to the Leased Premises and used in the operation of the Tenant's business made to, in or on the Leased Premises by and at the expense of Tenant and susceptible of being removed from the Leased Premises without damage, unless such damage be repaired by Tenant, shall remain the property of Tenant and Tenant may, but shall not be obligated to, remove the same or any part thereof at any time or times during the term hereof, provided that Tenant, at its sole cost and expense, shall make any repairs occasioned by such removal. If Tenant is in Default, all personal property, furnishings and equipment and all other trade fixtures installed in or hereafter by or at the expense of Tenant shall be the property of the Landlord.

Section 3. Estoppel Certificates. At any time and from time to time, Landlord and Tenant each agree, upon request in writing from the other, to execute, acknowledge and deliver to the other or to any person designated by the other a statement in writing certifying that the Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), that the other party is not in default in the performance of its covenants hereunder, or if there have been such defaults, specifying the same, and the dates to which the rent and other charges have been paid.

Section 4. Invalidity of Particular Provision. If any term or provision of this Lease or the application hereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 5. Captions, Constructions, and Definitions of Parties. The captions of the Sections of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. The headings contained herein are for convenience only and are not to be utilized in construing the provisions contained herein. Each party has reviewed and revised this Lease. The rule of construction that ambiguities are to be construed in favor of the non-drafting party shall not be employed in the construction of this Lease. The word "Landlord" and the pronouns referring thereto, shall mean, where the context so admits or requires, the persons, firm or corporation named herein as Landlord or the mortgagee in possession at any time, of the land and building comprising the Leased Premises. If there is more than one Landlord, the covenants of Landlord shall be the joint and several obligations of each of them, and if Landlord is a partnership, the covenants of Landlord shall be the joint and several obligations of each of the partners and the obligations of the firm. Any pronoun shall be read in the singular or plural and in such gender as the context may require. Except as in this Lease otherwise provided, the terms and provisions of this Lease shall be binding upon and inure

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to the benefit of the parties hereto and their respective successors and assigns. Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of a joint venture between the parties hereto, it being understood and agreed that neither any provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

Section 6. Brokerage. No party has acted as, by or through a broker in the effectuation of this Agreement, except as set out hereinafter.

Section 7. Entire Agreement. This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force and effect. This Lease shall not be modified in any way except by a writing executed by both parties.

Section 8. Governing Law. All matters pertaining to this agreement (including its interpretation, application, validity, performance and breach) in whatever jurisdiction action may be brought, shall be governed by, construed and enforced in accordance with the laws of the State of Florida. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Monroe County, State of Florida. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

Section 9. Contractual Procedures. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefor may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

Section 10. Prevailing Party Attorney's Fees. In the event that either party at any time challenges the validity of this lease, or seeks enforcement by virtue of breach by the other party, then the prevailing party in any such proceeding shall be entitled to recover all of their costs and expenses, as well as all attorneys' fees, including appellate fees, from the non-prevailing party. To the extent cognizable at law, the parties hereto, in the event of breach and in addition to any and all other remedies available thereto, may obtain injunctive relief, regardless of whether the injured party can demonstrate that no adequate remedy exists at law.

Section 11. Reliance on Financial Statement. Tenant shall furnish concurrently with the execution of this lease, a financial statement of Tenant prepared by an accountant. Tenant, both in corporate capacity, if applicable, and individually, hereby represents and warrants that all the information contained therein is complete, true, and correct. Tenant understands that Landlord is relying upon the accuracy of the information contained therein. Should there be found to exist

any inaccuracy within the financial statement which adversely affects Tenant's financial standing, or should Tenant's financial circumstances materially change, Landlord may demand, as additional security, an amount equal to an additional two (2) months' rent, which additional security shall be subject to all terms and conditions herein, require a fully executed guaranty by a third party acceptable to Landlord, elect to terminate this Lease, or hold Tenant personally and individually liable hereunder.

ARTICLE XX – Right to Lease Additional Property

Section 1. Tenant's Option to Lease Additional Property. Landlord, through a subsidiary businesses, Red Mangrove Holdings, LLC, currently owns the property located at 7196 Overseas Hwy, Marathon, FL 33050. The property located at 7196 Overseas Hwy is a motel that is currently undergoing re-development of twenty-four (24), of its entitled 50 rental units. Upon completion and receipt of CO (Certificate of Occupancy) for that construction, and provided Tenant is not in default under any term of this lease, Tenant shall have the option to lease the property located at 7196 Overseas Hwy from Landlord providing Landlord continues to hold ownership to the property. Tenant's option to lease the property located at 7196 Overseas Hwy is contingent on a separate lease agreement executed by the parties under the terms and conditions as outlined in Exhibit B attached.

ARTICLE XXI – Right to Purchase

Section 1. Tenant's Right to Purchase. On or before May 13, 2018 Tenant shall have the option to purchase the Leased Premises for the purchase price of six million five hundred thousand dollars ($6,500,000.00), provided that Lessee is not otherwise in default of this Lease Agreement. The purchase price shall increase by two hundred fifty thousand dollars $250,000.00 each year thereafter until May 13, 2021 at which time Tenant's option expires unless a lease extension is agreed as in Article III at which time the purchase price shall continue to increase by two hundred fifty thousand dollars $250,000.00 each year thereafter until May 12, 2026 at which time Tenant's option expires. To validly exercise option, notice of intent to exercise option shall be given in writing in addition to a standard FAR commercial purchase sale contract signed by both the parties and close within 45 days of the notice. Landlord is under no obligation to finance any purchase by the Tenant. All obligations under this Lease shall continue until closing.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written or have caused this Lease to be executed by their respective officers thereunto duly authorized.

Signed, sealed and delivered in the presence of:

"TENANT" Eran Danino, as authorized agent for Omega FLK Property LLC

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Witness

Witness

"TENANT"

Witness

Witness

STATE OF FLORIDA
COUNTY OF DADE

Notary

"TENANT"

Witness

Witness

GUARANTOR:

Omega Commercial Finance Corporation

Eran Danino, President as authorized agent

STATE OF FLORIDA
COUNTY OF DADE

Notary

"GUARANTOR"
Omega Commercial Finance Corporation
Eran Danino, President as authorized agent

Witness

Witness

STATE OF FLORIDA
COUNTY OF MONROE

Notary

"LANDLORD" James Rhyne, as authorized agent for Sapodilla Holdings

Witness

Witness

STATE OF FLORIDA
COUNTY OF MONROE

Notary

no notary required E.D

EXHIBIT "A" LEGAL DESCRIPTION

The following described real property to include only the twenty-five (25) entitled transient motel rooms, the pool, dock area, and commons area herein referenced as (the "Leased Premises"), together with all improvements thereon: which has a street address and room numbers as follows: 7200 Aviation Blvd. Marathon, FL 33050

Initials:
LANDLORD ____________

TENANT G.O ____________

TENANT G.O ____________

EXHIBIT "A"
(Legal Description)

All that Part of Part "E" of the Master Plat of NORTH MARATHON SHORES, a Subdivision in Government Lot 1, Section 2 and Government Lot 2, Section 1, Township 66 South, Range 32 East, Tallahassee Meridian, Key Vaca, Monroe County, Florida, together with all the riparian rights, more particularly described as follows: Beginning at Permanent Reference Monument No. 20, which is at the intersection of the Northerly Right-of-Way line of Old State Highway 4A, as existing February 1, 1951, and the North/South Section Line Between Sections 1 and 2, Township 66 South, Range 32 East, Monroe County, Key Vaca, Florida; thence North along said Section Line 1102.06 feet to the POINT OF BEGINNING; thence continuing North along said Section Line 10.00 feet; thence North 89° 41' 40" West, 204.52 feet; thence North 77° 26' 10" West 113.33 feet; thence North 74° 10' 10" West, 149.30 feet; thence North 60° 19' 10" West, 265.37 feet; thence North 40° 42' 14" West, 245.72 feet; thence North 00° 04' 44" West, 88.50 feet; thence North 74° 37' 26" East, 24.07 feet; thence South 25° 43' 24" East, 61.04 feet; thence South 54° 21' 14" East, 412.87 feet; thence South 75° 35' 04" East, 207.81 feet; thence South 88° 47' 54" East, 286.66; thence South 06° 18' 34" East, 58.37 feet; thence North 79° 26' 46" East, 164.27 feet to the Northerly Right-of-Way Line of Aviation Boulevard as shown on said Master Plat of NORTH MARATHON SHORES; thence South 67° 51' 00" West along said Northerly Right-of-Way line 179.25 feet to the Northwest corner of said Aviation Boulevard as it turns East; thence due South along the Westerly Right-of-Way line of said Aviation Boulevard, 39.52 feet; thence at a right angle West 25.00 feet to the POINT OF BEGINNING.

Property Address: 7200 Aviation Blvd., Marathon, FL 33050.

Exhibit B

Tenant shall have the right to lease additional property, 7196 Overseas Hwy. Marathon, FL., from Landlord under the following conditions:

1. Tenant must have entered into lease for 7200 Aviation Blvd., Marathon, FL and Tenant must be current under all obligations of the lease.

2. Tenant cannot have prior defaults.

3. Tenant must enter into a separate lease for 7196 Overseas Hwy, Marathon, FL prior to 12/31/16 or this option to lease expires. In the event the re-development of twenty-four (24) units at 7196 Overseas Hwy, Marathon, Fl. are not deliverable, as defined by Landlord not possessing a Certificate of Occupancy by September 1st, 2016, the option to lease date shall be automatically extended by the number of days surpassing September 1st, 2016.

4. Lease price is $50K/month for first calendar year. Each year thereafter the lease price increases $5K/year.

5. Additional security deposit of $105,000 required.

6. Option to purchase 7196 Overseas Hwy property at a price of ten million dollars ($10,000,000.00) until 12/31/17. Thereafter price increases by $400,000/year until lease period expires. Option to purchase expires at end of lease or extend lease period, which ever is applicable or in the event of default. In no case does option survive a lease termination or default of either lease of 7196 Overseas Hwy or 7200 Aviation. Although in such case Landlord may choose at his sole discretion and without obligation to entertain option.

7. At no point shall tenant be leaseholder of 7196 Overseas Hwy property, but not 7200 Aviation Blvd property.

8. At no point shall tenant have right to purchase 7196 Overseas Hwy property without first or concurrently purchasing 7200 Aviation property.

9. Term of lease to run concurrent with 7200 Aviation Blvd lease including any extensions.

____

Landlord

for [illegible] Holdings, LLC

Tenant

Tenant

Affirmation
of
Pending or Outstanding
Legal Proceedings

May 11, 2016

Sapodilla Holdings. LLC, a Florida limited liability company inclusive of officers and directors hereby affirm there is no current and/or pending litigation that would or could preclude us from entering and servicing the lease for 7200 Aviation Blvd. Marathon, FL 33050. The lease of record encompasses the property comprised of 2.9 +/- acres of land, twenty-five (25) entitled transient motel rooms, pool and commons area, and dock as described in Exhibit "A" of the Lease Agreement attached hereto and by reference made a part hereof (the "Leased Premises"), together with, as part of the parcel, all improvements located thereon.

IN WITNESS WHEREOF, the parties hereto have executed this Affirmation the day and year first above written or have caused this Lease to be executed by their respective officers thereunto duly authorized.

"LANDLORD"

5/12/16

James Rhyne, as authorized agent for Sapodilla Holdings